          CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED
                   SEPARATELY WITH THE SECURITIES AND EXCHANGE
           COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

                                                                   Exhibit 10.30

                          Supplemental Agreement No. 8

                                       to

                           Purchase Agreement No. 2191

                                     between

                               The Boeing Company

                                       and

                            COPA Holdings, S.A., Inc.

                      Relating to Boeing Model 737 Aircraft

            THIS SUPPLEMENTAL AGREEMENT entered into as of April 15, 2005, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and COPA HOLDINGS, S.A., INC. (Customer);

            WHEREAS, the parties hereto entered into Purchase Agreement No. 2191 dated November 25, 1998 (the Agreement), as amended and supplemented, relating to Boeing Model 737-700 and 737-800 aircraft (the Aircraft); and

            WHEREAS, Customer and Boeing have come to agreement on the purchase and sale of five 737 Aircraft with schedule delivery months of August 2007, November 2007, May 2008, November 2008, and May 2009; and

            WHEREAS, Boeing and Buyer have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.    Table of Contents, Tables and Exhibits:

      1.1. Remove and replace, in its entirety the "Table of Contents", with the "Table of Contents" attached hereto and hereby made a part of the Agreement, to reflect the changes made by this Supplemental Agreement.

      1.2. Table 1-4 entitled "Aircraft Information Table for Model 737-7V3 Aircraft" is attached hereto to reflect the schedule delivery months for the 737 Aircraft with schedule delivery months of August 2007, November 2007, May 2008, November 2008, and May 2009.

2. Letter Agreements: Remove and replace Letter Agreement No. 6-1162-MJB-0017 entitled "**Material Redacted**" with Letter Agreement No. 6-1162-LAJ-982 entitled "**Material Redacted**" attached hereto and hereby made a part of the Agreement.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

                                TABLE OF CONTENTS

                                                                                          SA
                                                                                        NUMBER
                                                                                        ------
      ARTICLES
---------------------
         1.            Quantity, Model and Description                                   SA 3
         2.            Delivery Schedule
         3.            Price
         4.            Payment                                                           SA 3
         5.            Miscellaneous

        TABLE

         1-1           Aircraft Information Table for Model 737-7V3 Aircraft             SA 4
         1-2           Aircraft Information Table for Model 737-8V3 Aircraft             SA 5
         1-3           Aircraft Information Table for Model 737-7V3 Aircraft             SA 7
         1-4           Aircraft Information Table for Model 737-7V3 Aircraft             SA 8

       EXHIBIT

         A-1           Aircraft Configuration for Model 737-7V3 Aircraft                 SA 3
         A-2           Aircraft Configuration for Model 737-8V3 Aircraft                 SA 3

         B.            Aircraft Delivery Requirements and Responsibilities               SA 3

SUPPLEMENTAL EXHIBITS

        BFE1.          BFE Variables                                                     SA 3
        CS1.           Customer Support Variables                                        SA 3
        EE1.           Engine Escalation/Engine Warranty and Patent Indemnity
        SLP1.          Service Life Policy Components

LETTER AGREEMENTS

       2191-01         Demonstration Flight Waiver
       2191-02         **Material Redacted**
       2191-03         Seller Purchased Equipment

RESTRICTED LETTER AGREEMENTS

6-1162-DAN-0123                       Performance Guarantees
6-1162-DAN-0124                       **Material Redacted**
6-1162-DAN-0155                       **Material Redacted**
6-1162-DAN-0156                       Year 2000 Ready Software, Hardware and Firmware
6-1162-DAN-0157                       Miscellaneous Matters
6-1162-MJB-0017                       **Material Redacted**
6-1162-MJB-0030                       **Material Redacted**
6-1162-LAJ-874R                       **Material Redacted**
6-1162-LAJ-874R1                      **Material Redacted**
6-1162-LAJ-874R2                      **Material Redacted**
6-1162-LAJ-982                        **Material Redacted**

SUPPLEMENTAL AGREEMENTS                          DATED AS OF:
Supplemental Agreement No. 1                     June 29, 2001
Supplemental Agreement No. 2                   December 21, 2001
Supplemental Agreement No. 3                     June 14, 2002
Supplemental Agreement No. 4                   December 20, 2002
Supplemental Agreement No. 5                   October 31, 2003
Supplemental Agreement No. 6                   September 9, 2004
Supplemental Agreement No. 7                   December 9, 2004
Supplemental Agreement No. 8                    April 15, 2005

                                    TABLE 1-4

           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

AIRFRAME MODEL/MTGW:   737-700                         154,500   DETAIL SPECIFICATION:   D6-38808-42-I (4/30/2004)

ENGINE MODEL:          CFM56-7B22                                AIRFRAME PRICE BASE YEAR/ESCALATION FORMULA:  Jul-04   BCI-MFG/CPI

AIRFRAME PRICE:                                    $47,784,000   ENGINE PRICE BASE YEAR/ESCALATION FORMULA:      N/A        N/A

OPTIONAL FEATURES:                                 $ 3,517,000   AIRFRAME ESCALATION DATA:
                                                   -----------

SUB-TOTAL OF AIRFRAME AND FEATURES:                $51,301,000   BASE YEAR INDEX (ECI):                                     166.1

ENGINE PRICE (PER AIRCRAFT):                       $         0   BASE YEAR INDEX (CCI):                                     184.1

AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):          $51,303,000
                                                   ===========

BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:          $         0

SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:         $ 1,800,000

REFUNDABLE DEPOSIT / AIRCRAFT AT PROPOSAL ACCEPT:  $    90,000

                                                      ESCALATION    ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS. PRIOR TO DELIVERY):
                          ESCALATION                 ESTIMATE ADV   ----------------------------------------------------------------
               NUMBER OF    FACTOR    MANUFACTURER   PAYMENT BASE   AT SIGNING       24 MOS.     21/18/12/9/6  MOS.       TOTAL
DELIVERY DATE   AIRCRAFT  (AIRFRAME)  SERIAL NUMBER  PRICE PER A/P      1%             4%                5%                30%
-------------  ---------  ----------  -------------  -------------  ----------     ----------    ------------------  ---------------
   Aug-2007        1        1.1101         35068     $  58,947,000  $  499,470     $2,357,880    $        2,947,350  $    17,634,100
   Nov-2007        1        1.1126         35067     $  59,346,000  $  503,460     $2,273,840    $        2,967,300  $    17,803,800
   May-2008        1        1.1346         35125     $  60,248,000  $  512,480     $2,409,920    $        3,012,400  $    18,074,400
   Nov-2008        1        1.1511         25126     $  61,125,000  $  521,250     $2,445,000    $        3,056,250  $    18,337,500
   May-2009        1        1.1682         35127     $  62,033,000  $  530,330     $2,481,320    $        3,101,650  $    18,609,900
TOTAL:         5

                                  THE BOEING COMPANY
                                  P.O. Box 3707
                                  Seattle, WA 95124-2207

6-1162-LAJ-874R1

COPA HOLDINGS, S.A.
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1, Panama

**Material Redacted**

Reference:     Purchase Agreement No. 2191 (the Purchase Agreement) between The
               Boeing Company (Boeing) and COPA HOLDINGS, S.A. (Customer) relating to Model 737 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. This Letter Agreement supercedes and replaces in its entirety Letter Agreement 6-1162-MJB-0017. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. In consideration of the Aircraft orders, Boeing provides the following to Customer.

1     **Material Redacted**

2.    **Material Redacted**

3.    **Material Redacted**

4,    **Material Redacted**

5.    **Material Redacted**

6.    **Material Redacted**

7.    **Material Redacted**

8.    **Material Redacted**

9.    **Material Redacted**

10.   **Material Redacted**

11.   **Material Redacted**

12.   **Material Redacted**

13.   **Material Redacted**

14.   **Material Redacted**

15. Confidentiality. Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

ACCEPTED AND AGREED TO this

Date: __________________________, 2005

THE BOEING COMPANY

COPA HOLDINGS, S.A.

                                 PURCHASE RIGHTS
                          AIRCRAFT INFORMATION TABLE A.

                              **Material Redacted**

                                 PURCHASE RIGHTS
                          AIRCRAFT INFORMATION TABLE B.

                              **Material Redacted**